Exhibit 10.18

CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

THIS CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT (this

“Agreement”) is made as of February 12, 2024 (the “Effective Date”) by and between MiNK Therapeutics, Inc., a Delaware corporation with offices at 149 Fifth Avenue, New York, NY 10010 (the “Company”), and Agenus Inc., a Delaware corporation with offices at 3 Forbes Road, Lexington, MA 02421 and the parent company of the Company (the “Purchaser”).

WHEREAS, the parties wish to enter into this Convertible Promissory Note Purchase Agreement (the “2024 Note Purchase Agreement”) pursuant to which the Company will issue and sell to the Purchaser a new convertible promissory note for up to a total of $5,000,000, all on substantially the same terms as prior promissory notes between the Parties.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

ARTICLE I

PURCHASE, SALE AND TERMS OF NOTE

1.
Sale and Issuance of Note. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Company hereby agrees to issue and sell to the Purchaser, and, subject to and in reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase from the Company, a convertible promissory note in the principal amount of up to FIVE MILLION DOLLARS ($5,000,000) and in the form attached hereto as Exhibit A (the “Note” and together with any other Note issued pursuant to this Agreement, and with any exchange or replacement thereof, the “Notes”). The Note shall work like a line of credit, whereby the Company may draw down amounts from time to time with the Purchaser’s consent, and the Note will include a schedule that is updated from time to time to reflect all amounts advanced to the Company or paid on the Company’s behalf, along with the date of all such advancements or payments so that the parties can appropriately keep track of all interest accruals. The Company shall use the proceeds from the issuance and sale of the Notes for working capital and other general corporate purposes.
2.
Closing; Delivery. The purchase and sale of the Note shall take place at a closing (the “Closing”) at such place and such time as the Company and the Purchaser shall agree. At the Closing, the Company shall issue and deliver to the Purchaser a Note, and the Purchaser shall pay the Company any additional principal amounts being drawn or advanced under the Note by wire transfer of immediately available funds in accordance with the instructions of the Company, by check, or by cancellation or conversion of indebtedness of the Company to Purchaser, or by any combination of such methods.
3.
No Usury. This Agreement and the Note issued pursuant to the terms of this Agreement are hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to the Purchaser hereunder for the loan, use, forbearance or detention of money exceed the maximum interest rate permitted by the laws of the Commonwealth of Massachusetts. If at any time the performance of any provision hereof or the Note involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the agreed upon interest rate as set forth in the Note shall be reduced to such limit, it being the specific intent of the Company and the Purchaser that all payments under this Agreement or the Note are to be credited first to interest as permitted by law, but not in excess of (a) the agreed rate of interest set forth in the Note, or (b) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal. The provisions of this paragraph

Exhibit 10.18

shall never be superseded or waived and shall control every other provision of this Agreement and the Note.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchaser that the representations and warranties are true and correct as of the date hereof and as of the Closing, except as otherwise indicated:

1.
Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated by this Agreement. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or assets of the Company.

2.
Capitalization. As of the date hereof, the Company has a total authorized capitalization consisting of 150,000,000 shares of Common Stock, par value $0.00001 per share (the “Common Stock”), of which 34,599,047 shares are issued and outstanding. All the outstanding shares of capital stock of the Company have been duly authorized, are validly issued and are fully paid and non-assessable.
3.
Subsidiaries. Except for its wholly-owned subsidiary in the United Kingdom, the Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.
4.
Authorization. All corporate action required to be taken by the board of directors, officers, and stockholders of the Company for the execution and delivery of the Agreement and the Note, the performance of all obligations of the Company under the Agreement to be performed as of the Closing, and the issuance and delivery of the Note has been taken or will be taken prior to the Closing. The Agreement and the Note, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
5.
Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Note, when executed and delivered in accordance with this Agreement, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

6.
Governmental Approvals. Subject to the accuracy of the representations and warranties of the Purchaser set forth in ARTICLE III, no registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality

Exhibit 10.18

is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement or the issuance, sale and delivery of the Notes, other than filings pursuant to Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and state securities laws (all of which filings have been or will be made by the Company) in connection with the sale of the Note, if any.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

At the Closing, the Purchaser represents and warrants to the Company that:

1.
Authority. The Purchaser has full power and authority to enter into and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms.
2.
Purchase for Investment. The Purchaser is acquiring the Note purchasable by it hereunder and the shares of capital stock of the Company issuable upon conversion thereof

(collectively, the “Securities”) for its own account, for investment and not for, with a view to, or in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

3.
Unregistered Securities; Legend. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act or any state securities law, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and such laws, that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration, that the Securities shall bear a legend to such effect, and that appropriate transfer instructions may be issued. The Purchaser further understands that such exemption depends upon, among other things, the bona fide nature of the Purchaser’s investment intent expressed herein.
4.
Status of the Purchaser. The Purchaser has not been formed for the specific purpose of acquiring the Securities pursuant to this Agreement.
5.
Accredited Investor. The Purchaser understands the term “accredited investor” as used in Regulation D promulgated under the Securities Act and represents and warrants to the Company that the Purchaser is an “accredited investor” for purposes of acquiring the Securities being acquired by it hereunder.
6.
Knowledge and Experience; Economic Risk. The Purchaser has sufficient knowledge and experience in business and financial matters and with respect to investment in securities of privately held companies similar to the Company in terms of the Company’s stage of development so as to enable it to analyze and evaluate the merits and risks of the investment contemplated hereby and is capable of protecting its interest in connection with this transaction. The Purchaser is able to bear the economic risk of such investment, including a complete loss of the investment.
7.
Access to Information. The Purchaser acknowledges that the Purchaser and its representatives have made an investigation of the Company and its business as it deemed necessary and had the opportunity to ask questions and receive answers from officers and representatives of the Company concerning the transactions contemplated by this Agreement and obtain any additional information that is necessary to verify the accuracy of the information regarding the

Exhibit 10.18

Company or otherwise desired in connection with its purchase of the Securities being acquired by it hereunder.

8.
Rule 144. The Purchaser understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to Purchaser) promulgated by the Securities and Exchange Commission under the Securities Act depends upon the satisfaction of various conditions and that such exemption is not currently available.
9.
No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation or (b) published any advertisements in connection with the offer and sale of the Note.
10.
Bad Actor. The Purchaser represents that neither it nor any of its Rule 506(d) Related Parties is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Parties” shall mean a “beneficial owner” of the Purchaser’s voting securities of the Company as provided under Rule 13d-3 under the Securities Exchange Act of 1934, of as amended.

ARTICLE IV MISCELLANEOUS

1.
No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
2.
Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement or the Note may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company obtains consent thereto in writing from the Purchaser.
3.
Addresses for Notices, etc. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be conclusively deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth in the first paragraph above, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section ARTICLE IV.

4.
Binding Effect; Assignment. The Purchaser may assign its rights and obligations hereunder to an affiliate of such Purchaser. Such assignee shall be deemed a “Purchaser” for purposes of this Agreement; provided that such assignment of rights shall be contingent upon the assignor and assignee providing a written instrument to the Company notifying the Company of such

Exhibit 10.18

assignment and the assignor agreeing in writing to be bound by the terms of this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.
5.
Survival of Representations and Warranties. All representations and warranties made in this Agreement, the Note or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.
6.
Entire Agreement. This Agreement, collectively with all exhibits hereto, the Note, the Third Note, the Second Note, the First Note, the Third Note Purchase Agreement, the Second Note Purchase Agreement and the First Note Purchase Agreement, constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any other prior negotiations, correspondence, duties, obligations, understandings or agreements concerning the subject matter hereof.
7.
Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8.
Governing Law. This Agreement and the obligations of the Company hereunder shall be governed by and interpreted and determined in accordance with, the laws of the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Massachusetts (excluding the laws and rules of law applicable to conflicts or choice of law).
9.
Counterparts. This Agreement may be executed in counterparts, which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing such counterpart. This Agreement may be executed and delivered by facsimile, or by e-mail in portable document format (.pdf) and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.
10.
Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

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Exhibit 10.18

IN WITNESS WHEREOF, the parties hereto have executed this Convertible Promissory Note Purchase Agreement as of the Effective Date.

COMPANY:

MiNK THERAPEUTICS, INC.

By: /s/ Jennifer Buell

Name: Jennifer Buell

Title: President & CEO

PURCHASER:

AGENUS INC.

By: /s/ Garo Armen

Name: Garo Armen

Title: Chairman & CEO

Exhibit 10.18

Exhibit A Form of Note

[See Attached]